SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 25, 2006
Philadelphia Consolidated Holding Corp.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-22280	23-2202671

(State or Other Jurisdiction	(Commission	(IRS Employer’
of Incorporation)	File Number)	Identification No.)

One Bala Plaza, Suite 100, Bala Cynwyd, PA	19004

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 617-7900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
Signatures
EXHIBIT INDEX
Press Release relating to First Quarter Results for period ended March 31, 2006
First Quarter 2006 Conference Call Presentation
First Quarter 2006 Premiums by Segment
First Quarter 2006 Additional Supplemental Information

ITEM 2.02     Results of Operations and Financial Condition
On April 25, 2006, the registrant conducted a conference call announcing the results of the Company’s operations for the quarter ended March 31, 2006. Also on April 25, 2006 the registrant issued a Press Release concerning its first quarter 2006 results. The Press Release is attached as Exhibit 99.1. The conference call presentation is attached as Exhibit 99.2 to this report. Such exhibits shall be deemed “furnished” for purposes of the Securities Act of 1934, as amended.

The registrant discloses net operating income, a non-GAAP financial measure, which it defines as net income adjusted for after-tax net realized investment gains and losses. Because net operating income is not a term defined by GAAP, the registrant’s net operating income may not be comparable to similarly titled measures reported by other companies. However, the registrant believes that this measure provides useful information to help investors measure the results of its regular business activities. The registrant utilizes net operating income in its budget and planning process and, in part, in measuring actual performance.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On April 25, 2006, the Company’s Board of Directors elected: (1) Shaun F. O’Malley as a director of the Company, and Mr. O’Malley was appointed as a member of the Board’s Governance and Nominating Committee and Compensation Committee; and (2) Michael J. Morris as a director of the Company, and Mr. Morris was appointed as the Chairperson of the Board’s Governance and Nominating Committee and as a member of the Audit Committee.
ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit 99.1 Press Release relating to First Quarter Results for period ended March 31, 2006.
Exhibit 99.2 First Quarter 2006 Conference Call Presentation.
Exhibit 99.3 First Quarter 2006 Premiums by Segment.
Exhibit 99.4 First Quarter 2006 Additional Supplemental Information.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Philadelphia Consolidated Holding Corp. (Registrant)
Dated: April 28, 2006	By:	Craig P. Keller
Craig P. Keller
Executive Vice President, Secretary, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press Release relating to First Quarter Results for period ended March 31, 2006	Furnished electronically herewith.
99.2	First Quarter 2006 Conference Call Presentation	Furnished electronically herewith.
99.3	First Quarter 2006 Premiums by Segment	Furnished electronically herewith.
99.4	First Quarter 2006 Additional Supplemental Information	Furnished electronically herewith.